ASSIGNMENT AGREEMENT

THIS AGREEMENT made as of the 30th day of July, 2009.

BETWEEN:

DORAL ENERGY CORP., a Nevada corporation with its head office located at 415 W. Wall Street, Suite 500, Midland, TX 79701

(hereinafter called the “Assignor”)

OF THE FIRST PART

AND:

LEGACY RESERVES LP., a Delaware limited partnership with its head office located at 303 West Wall Street, Suite 1400, Midland, TX 79701

(hereinafter called the “Assignee”)

OF THE SECOND PART

WHEREAS:

A.                       By an agreement dated January 15, 2009 and as amended on February 23, 2009, March 31, 2009 and April 21, 2009, copies of which are attached as Schedule A hereto (collectively, the “Purchase Agreement”) between Miltex Oil Company (the “Vendor”) and the Assignor, the Assignor has the right to purchase all of the Vendor’s right, title and interest in and to certain oil and gas leases located in Cochran County, Texas and as more particularly described in the Purchase Agreement (collectively, the “Miltex Properties”); and

B.                       The Assignee wishes to acquire all of the Assignor’s rights under, and interest in, the Purchase Agreement,

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ASSIGNMENT

1.                       At Closing, the Assignor will assign to the Assignee, all of the Assignor’s rights, title and interest in and under the Purchase Agreement.

CONSIDERATION

2.                       In consideration for the Assignor assigning to the Assignee the Assignor’s rights, title and interest in and under the Purchase Agreement, the Assignee will, at Closing, pay to the Assignor the aggregate amount of $633,249.51 (the “Closing Price”).

3.                       The Assignee shall be obligated to pay to the Assignor the consideration set out in Section 2 regardless of whether or not the Assignee completes the purchase of the Miltex Properties.

2

ASSUMPTION OF OBLIGATIONS

4.                       Upon Closing, the Assignee agrees to be bound by the provisions of the Purchase Agreement and to assume all of the Assignor’s obligations thereunder as if the Assignee had originally executed the same. The Assignee agrees to indemnify and hold the Assignor harmless as to any claims or causes of action (including attorneys fees and court costs) arising from the Purchase Agreement.

ASSIGNOR’S REPRESENTATIONS AND WARRANTIES

5.                       The Assignor represents and warrants to and covenants with the Assignee that:

(a)	the Assignor has full corporate power and capacity to enter into this Agreement and this Agreement has been validly authorized, executed and delivered by the Assignor;

(b)

the entering into and the performance of this Agreement and the transactions contemplated herein will not result in the violation of any of the terms and provisions of the constating documents of the Assignor, any shareholders’ or directors’ resolutions, or of any indenture, other agreement, written or oral, to which the Assignor may be bound or to which it may be subject, or any judgment, decree, order, rule or regulation of any court or administrative body by which the Assignor is bound, or any statute or regulation applicable to the Assignor;

(c)	the Assignor is the lawful owner of, has good legal and beneficial title to, and has the right to assign its rights, title and interest in and under the Purchase Agreement;

(d)	the Purchase Agreement is a valid and subsisting agreement;

(e)	the Assignor has complied with all of the terms and conditions of the Purchase Agreement to date;

(f)	there have been no defaults or acts by the Assignor under the Purchase Agreement which have or would permit the Vendor to terminate the Purchase Agreement;

(g)	there are no liens or encumbrances against the Assignor that would materially affect the purchase by the Assignee of the Miltex Properties under the Purchase Agreement; and

(h)

there is no litigation, proceeding or investigation pending or threatened against the Assignor or, to the best of the knowledge of the Assignor, the Vendor, nor does the Assignor know, or have any reasonable grounds to know, of any basis for any litigation, proceeding or investigation, which would materially affect the Purchase Agreement or the purchase and sale of the Miltex Properties

ASSIGNEE’S REPRESENTATIONS AND WARRANTIES

6.                       The Assignee represents and warrants to and covenants with the Assignor that:

(a)	the Assignee has full organizational power and capacity to enter into this Agreement and this Agreement has been validly authorized, executed and delivered by the Assignee;

3

(b)

the entering into and the performance of this Agreement and the transactions contemplated herein will not result in the violation of any of the terms and provisions of the constating documents of the Assignee, any unitholders’, partners, managers or directors’ resolutions, or of any indenture, other agreement, written or oral, to which the Assignee may be bound or to which it may be subject, or any judgment, decree, order, rule or regulation of any court or administrative body by which the Assignee is bound, or any statute or regulation applicable to the Assignee.

NO REPRESENTATIONS AND WARRANTIES REGARDING MILTEX PROPERTIES

7.                       The Assignee agrees that the purchase by it of the Miltex Properties under the Purchase Agreement shall be made on an “as is, where is” condition and state of repair, and with all faults and defects, and that the Assignor makes no representations, warranties or covenants of any kind or nature, express, implied or statutory, including, but not limited to warranties of merchantability, quality, condition, environmental condition or fitness for a particular purpose, all of which are expressly disclaimed. The Assignor makes no representation, covenant or warranty, express, implied or statutory, concerning the quality or quantity of hydrocarbons or the ability of the Miltex Properties to produce hydrocarbons or the prices which the Assignee will be entitled to receive for any such hydrocarbons. For purposes of this Agreement, hydrocarbons shall include, but not be limited to, all crude oil, condensate, natural gas, natural gas liquids, casinghead gas, drip gasoline, products and other hydrocarbons, water or other minerals produced from or attributable to the Miltex Properties.

8.                       The Assignor agrees to make available to the Assignee all title reports, reserve reports or other information, reports or records in its possession relating to the title or condition of the Miltex Properties (collectively, the “Due Diligence Information”). The Assignee agrees not to use the Due Diligence Information for any purpose other than the assignment contemplated in this Agreement and the purchase by the Assignee of the Miltex Properties under the Purchase Agreement, and the Assignee agrees not to disclose the Due Diligence Information to any third party without the prior written consent of the Assignor.

REPRESENTATIONS AND WARRANTIES SURVIVE

9.                       The representations and warranties of the parties shall survive the completion of the assignment of the Purchase Agreement. Each party agrees to indemnify the other against any loss or damage sustained by such other party, directly or indirectly, by reason of a breach of any of the particular party’s warranties or representations. The parties acknowledge that the they have entered into this Agreement relying on the warranties and representations provided by each to the other, and no information which is now known or which may hereafter become known to the parties or their particular officers, directors or professional advisors, will limit or extinguish the right to indemnity hereunder.

CLOSING

10.                      Closing (the “Closing”) will take place on July 31, 2009.

11.                      Closing will be conditional on the representations and warranties set out in Sections 5 and 6 continuing to be true on Closing.

12.                      At the Closing the Assignor shall deliver to the Assignee a document executed by the Vendor acknowledging the Assignment and confirming that the Purchase Agreement is in good standing.

4

13.                      At the Closing, the Assignee will wire transfer the full amount of the Closing Price to the Assignor’s bank account in accordance with wire transfer instructions to be provided by the Assignor to the Assignee at Closing.

MISCELLANEOUS

14.                      The parties shall do such further and other acts and execute such further and other documents as may be necessary to carry out the true intent and purposes of this Agreement fully and effectively.

15.                      Any notice required to be given under this Agreement shall be in writing and addressed to the parties as hereinbefore set out and may be delivered or faxed to the address set out on the front of this Agreement. Any notice given as aforesaid shall be deemed to have been received, if delivered, when delivered or, if faxed, on the business day after the date of faxing.

16.                      This Agreement shall enure to the benefit of and be binding upon the parties, their respective successors and assigns.

17.                      Time shall be of the essence hereof.

18.                      The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

19.                      The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

20.                      Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

-- THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK --

21.                      This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

ASSIGNOR:

DORAL ENERGY CORP.

Per:	/s Everett W. Gray II
Name: Everett Willard Gray II
Title: C.E.O.

ASSIGNEE:

LEGACY RESERVES OPERATING LP, a Delaware limited partnership

By: Legacy Reserves Operating GP LLC, its general partner

By: Legacy Reserves LP, its sole member

By: Legacy Reserves GP, LLC, its general partner

/s/ Kyle A. McGraw
Kyle A. McGraw, Executive Vice President
Business Development and Land

SCHEDULE ‘A’

1.	Letter Agreement dated January 15, 2009 between Doral Energy Corp. and Miltex Oil Company (the “Original Agreement”).

2.	Letter Agreement dated February 23, 2009 between Doral Energy Corp. and Miltex Oil Company amending the Original Agreement.

3.	Letter Agreement dated March 31, 2009 between Doral Energy Corp. and Miltex Oil Company amending the Original Agreement.

4.	Letter Agreement dated April 21, 2009 between Doral Energy Corp. and Miltex Oil Company amending the Original Agreement.

See attached.

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

January 15, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT

Re: Letter of Intent to Purchase the Miltex interest in Walsh Operated
Joe Stanton, "Trustee" and F.O. Masten "A", "B", "C", "D", "H" leases
Located in the Armstrong CSL Survey, Cochran County, Texas

Gentlemen:

This letter, when countersigned by you, shall constitute an Agreement between the parties hereto, whereby Miltex Oil Company agrees to sell and Doral Energy Corp. agrees to purchase the property set out below pursuant to the following terms:

1) Property to be sold is all of Miltex Oil Company's interest acquired from Faskin Acquisitions 97-1, Ltd. effective January 1, 2007 as shown on the attached Exhibit "A". Miltex will retain no residual interest in the leases.

2) Total cash consideration to be paid is $2,200,000.00 for the above stated property if closed on or before 2 pm. on Friday February 27, 2009. A deposit of $100,000. is to be paid to Miltex Oil Company as earnest money before 2 pm. Friday, January 23, 2009. The balance of $2,100,000.00 is to be paid at closing on or before 2 pm. February 27, 2009.

3) The effective date of the Assignment will be February 1, 2009. Seller and Buyer hereby agree that Seller, in lieu of the sale of the property to Buyer for the consideration provided herein, shall have the right at any time prior to closing to assign all or a portion of its rights under this Agreement to a qualified intermediary in order to accomplish the transactions contemplated hereby in a manner that will comply, either in whole or in part, with the requirements of a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986 as amended ("Code"). If Seller assigns its rights under this Agreement, Buyer agrees to take such actions, at Seller's cost, as is reasonably required to effectuate the transaction contemplated hereby.

4) Miltex Oil Company will bear all costs and responsibility for the tax liability, costs and expenses of operations for the lease interest prior to the effective date and Doral Energy Corp. will pay all tax liability, costs and expenses of operations for the lease interest which occur subsequent to the effective date. At closing, Doral will pay Miltex for its interest in the remaining oil in the production tanks as of the effective date. The oil price paid per barrel will be the average price paid for the past month from the leases.

5) Miltex will grant an extension to close the transaction on March 31, 2009. The extension will require Doral to pay an additional $100,000. earnest money deposit to Miltex before 2 pm. on Monday February 23, 2009. The extension will change the effective date to March 1, 2009 and the total cash consideration will be $2,300,000. The extended closing will be at 2 pm. on March 31, 2009 and Doral will pay the balance due of $2,100,000. plus payment for Miltex's interest in the oil remaining in the tanks as of the effective date.

JUL-30-2009 THU 02:53 PM Legacy Reserves FAX NO. 4326895299 P. 01

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

February 23, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT

Re: Doral Energy Corp's Election to extend closing to March 31, 2009 and
Ratification of 1-15-09 Letter of Intent to Purchase the Miltex interest in Walsh Operated
Joe Stanton, "Trustee" and F.O. Masten "A", "B", "C", "D", "H" leases
Located in the Armstrong CSL Survey, Cochran County, Texas

Gentlemen:

This letter, when countersigned by you, shall ratify and acknowledge Doral Energy Corp.'s intent to purchase and Miltex Oil Company's intent to sell the referenced properties as described on the attached Exhibit "A". With reference to the fully executed Purchase and Sale Agreement dated January 15, 2009, Doral Energy Corp. hereby elects to extend the closing of the transaction as described by the Purchase and Sale Agreement to March 31, 2009. The assignment of the leases and sale will be effective March 1, 2009. The closing will be no later than 2 pm, on March 31, 2009 in Midland, Texas.

As required by the Purchase and Sale Agreement, Doral Energy Corp. hereby pays to Miltex Oil Company $100,000, to extend the closing to March 31, 2009 and Miltex hereby acknowledges receipt of same. The total cash consideration for the transaction is $2,300,000. Doral Energy Corp. will pay the balance of $2,100,000, at closing. At closing, Doral will also pay Miltex for it's interest in the remaining oil in the tanks on the leases as of March 1, 2009. Both parties agree to use Walsh Petroleum, Inc.'s tally of the oil in the tanks. The price paid for the oil will be the average net price received during the month of February, 2009. Prior to closing, Miltex will prepare and submit to Doral this settlement calculation.

Doral Energy Corp. may prepare a formal Purchase Sale Agreement to be executed no later than February 27, 2009. This instrument must be of the same form, intent, terms and substance as this Purchase and Sale Agreement. Doral will prepare and submit to Miltex an Assignment of leases for review that is identical in substance as the Assignment from Faskin which conveyed the leases to Miltex Oil Company effective January 1, 2007.

If Doral Energy Corp. fails to close this transaction, this Agreement shall ipso facto terminate and neither party hereto shall have any further obligations to the other. Both parties agree that all funds paid by Doral Energy Corp. to Miltex Oil Company as advanced escrowed deposits will be forfeited by Doral as liquidated damages in the event Doral does not close this transaction on or before 2 pm, March 31, 2009. Without exception in writing, there will be no changes to this Agreement.

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

AGREED TO AND ACCEPTED this 23rd day of February, 2009.

By: ______________________
Doral Energy Corp.
Everett Willard Gray II, Vice-Chairman & CEO

07/30/2009 THU 11:55 [TX/RX NO 8754] 001

JUL-30-2009 THU 02:53 PM Legacy Reserves FAX NO. 4326895299 P. 02

EXHIBIT "A"
Doral Energy Corp.
Purchase And Sale Agreement dated January 15, 2009
Ratification and Extended Closing to March 31, 2009

Lease Agreement:	TX-452-000001-001
Lease Date:	12-21-1959
Lessor:	F.O. Masten
Lessee:	Atlantic Richfield
State/County:	Texas/Cochran
Recorded:	Book 21, Page 5
Legal Description:	All of Labors 12, 13, 14, 15, 16, 17 & NW/4 of 18, League 133, Armstrong County School Land in Cochran County, Texas containing 1,111 acres of land.

Lease Agreement:	TX-520-000001-001
Lease Date:	12-30-1950
Lessor:	F.O. Masten
Lessee:	Cities Service Company
State/County:	Texas/Cochran
Recorded:	Book 10, Page 220
Legal Description:	All of Labors 2, 3, 4, 5, 6, 7, 8, 9, League 133, All of Labors 23, 24, 25, League 134, Armstrong County School Land in Cochran County, Texas containing 1,947 acres of land.

Lease Agreement:	TX-520-000002-001
Lease Date:	3-27-1978
Lessor:	Marvin W. Aday, et ux
Lessee:	Quasar Incorporated
State/County:	Texas/Cochran
Recorded:	Book 137, Page 340
Legal Description:	Tract 1: E/2 of Section 41; Tract 2: NW/4 of Section 40, Harrison & Brown Survey, Cochran County, Texas

3 Leases Listed

07/30/2009 THU 11:55 [TX/RX NO 8754] 002

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

March 31, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT

Re: Mutual Agreement to Extend closing to April 21, 2009 and
Ratification of Letter of Intent to Purchase the Miltex interest in Walsh Operated
Joe Stanton, "Trustee" and F.O. Masten "A", "B", "C", "D", "H" leases
Located in the Armstrong CSL Survey, Cochran County, Texas

Gentlemen:

This letter, when countersigned by you, shall ratify and acknowledge Doral Energy Corp.'s intent to purchase and Miltex Oil Company's intent to sell the referenced properties as described on the attached Exhibit "A". The fully executed Purchase and Sale Agreement dated January 15, 2009 and the subsequent extension Agreement dated February 23, 2009 are hereby ratified and acknowledged. Doral Energy Corp. desires to further extend the closing of this transaction to April 21, 2009 and both parties have agreed to this modification. The assignment of the leases and sale will be effective March 1, 2009. The closing will be no later than 1 pm. on April 21, 2009 in Midland, Texas.

Doral Energy Corp. hereby pays to Miltex Oil Company $25,000. to extend the closing to April 21, 2009 and Miltex hereby acknowledges receipt of same. The total cash consideration for the transaction will be $2,425,000. Doral Energy Corp. will pay the balance of $2,200,000. at closing . At closing, Doral will also pay Miltex for it's interest in the remaining oil in the tanks on the leases as of March 1, 2009. The value of the oil in the tanks as of March 1, 2009 has been determined to be $35,981.90 as per the Settlement Statement attached hereto as Exhibit "B". Doral Energy Corp. will pay in collected funds at closing a total of $2,235,981.90 to Miltex Oil Company.

Miltex will prepare the Assignment of leases for closing. This instrument will be identical in terms and substance as the Assignment from Faskin which conveyed the leases to Miltex Oil Company effective January 1, 2007. Doral may assign this contract to a third party or subsidiary entity and will provide such named entity for the Assignment no later than April 14, 2009.

If Doral Energy Corp. fails to close this transaction, this Agreement shall ipso facto terminate and neither party hereto shall have any further obligations to the other. Both parties agree that all funds paid by Doral Energy Corp. to Miltex Oil Company as advanced escrowed deposits will be forfeited by Doral as liquidated damages in the event Doral does not close this transaction on or before 1 pm. April 21, 2009. Without exception in writing, there will be no changes to this Agreement.

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

AGREED TO AND ACCEPTED this 31st day of March, 2009.

By: Everett Willard Gray II

Doral Energy, Corp.
Everett Willard Gray II, Vice-Chairman & CEO

EXHIBIT "B"
Doral Energy Corp.
Purchase and Sale Agreement with Extended closing to April 21, 2009
Settlement Statement of Oil in Tanks as of March 1, 2009

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

March 23, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT DATED 1-15-2009

Re: Settlement Statement for Oil in Tanks as of 3-01-2009.

Gentlemen:

The Settlement Statement for oil remaining in the tanks as of 3-1-09 for the Miltex Acquisition is as follows:

Lease Name	Oil in Tanks(BBL)	Miltex NRI	After Tax Net Oil Price	Net Value of Oil in Tanks
Masten A	56	.6462425	$30.22	$ 1,093.65
Masten B	190	.6554425	$30.22	$ 3,763.42
Masten C	325	.7120225	$30.22	$ 6,993.13
Masten H	263	.7028225	$30.22	$ 5,585.93
Masten D	437	.6554425	$30.22	$ 8,655.87
Stanton	435	.75233	$30.22	$ 9,889.90
			Total Due:	**$ 35,981.90**

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

// MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

April 21, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT

Re: Mutual Agreement to Extend closing to May 29, 2009 and
Ratification of Letter of Intent to Purchase the Miltex interest in Walsh Operated
Joe Stanton, "Trustee" and F.O. Masten "A", "B", "C", "D", "H" leases
Located in the Armstrong CSL Survey, Cochran County, Texas

Gentlemen:

This letter, when countersigned by you, shall ratify and acknowledge Doral Energy Corp.'s intent to purchase and Miltex Oil Company's intent to sell the referenced properties as described on the attached Exhibit "A" and Exhibit "A-1". The fully executed Purchase and Sale Agreement dated January 15, 2009 and the subsequent extension Agreements dated February 23, 2009 and March 31, 2009 are hereby ratified and acknowledged. Doral Energy Corp. desires to further extend the closing of this transaction to May 29, 2009 and both parties have agreed to this modification. The assignment of the leases and sale will be effective March 1, 2009. The closing will be no later than 1 pm. on May 29, 2009 in Midland, Texas.

Doral Energy Corp. hereby pays to Miltex Oil Company $10,000 and 25,000 shares of Reg. D-144 restricted common stock in Doral Energy Corp., with piggy-back registration rights to extend the closing to May 29, 2009 and Miltex hereby acknowledges receipt of same. Doral will deliver the stock certificates to Miltex with ten (10) business days of the execution of this agreement. The total cash consideration for the transaction will be $2,635,000. Doral Energy Corp. will pay the balance of $2,400,000. at closing . At closing, Doral will also pay Miltex for it's interest in the remaining oil in the tanks on the leases as of March 1, 2009. The value of the oil in the tanks as of March 1, 2009 has been determined to be $35,981.90 as per the Settlement Statement attached hereto as Exhibit "B". Doral Energy Corp. will pay in collected funds at closing a total of $2,435,981.90 to Miltex Oil Company.

Miltex will prepare the Assignment of leases for closing. This instrument will be identical in terms and substance as the Assignment from Faskin which conveyed the leases to Miltex Oil Company effective January 1, 2007. Doral may assign this contract to a third party or subsidiary entity and will provide such named entity for the Assignment no later than ten days prior to closing.

Miltex will grant an initial extension to close this transaction on June 30, 2009. This extension will require Doral to pay to Miltex an additional $10,000 earnest money deposit and within ten (10) business days an additional 25,000 shares of Reg. D-144 restricted common stock in Doral Energy Corp., with piggy-back registration rights by notification in writing to Miltex before May 22, 2009 and payment in hand to Miltex on or before 1 pm. May 27, 2009.

Miltex will grant a second and final extension to close this transaction on July 31, 2009. This second and final extension will require Doral to pay to Miltex an additional $50,000 earnest money deposit by notification in writing before June 24, 2009 and payment in hand to Miltex on or before 1 pm. June 26, 2009. Should Doral exercise this second and final extension, the total cash consideration for the transaction will be $2,695,000. and the total common stock conveyed will be 50,000 shares of Reg. D-144 restricted common stock in Doral Energy Corp., with piggy-back registration rights. Doral Energy Corp. will pay in collected funds at closing a total of $2,435,981.90 to Miltex Oil Company in Midland, Texas.

1

If Doral Energy Corp. fails to close this transaction, this Agreement shall ipso facto terminate and neither party hereto shall have any further obligations to the other. Both parties agree that all funds and common stock paid by Doral Energy Corp. to Miltex Oil Company as advanced escrowed deposits will be forfeited by Doral as liquidated damages in the event Doral does not close this transaction on or before 1 pm. July 31, 2009. Without exception in writing, there will be no changes to this Agreement.

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

AGREED TO AND ACCEPTED this 21st day of April, 2009.

By: Everett Willard Gray II
Doral Energy Corp.
Everett Willard Gray II, Vice-Chairman & CEO

2

EXHIBIT "A"
Doral Energy Corp.
Purchase And Sale Agreement dated January 15, 2009
Ratification and Extended Closing to May 29, 2009

Lease Agreement:	TX-452-000001-001
Lease Date:	12-21-1959
Lessor:	F.O. Masten
Lessee:	Atlantic Richfield
State/County:	Texas/Cochran
Recorded:	Book 21, Page 5
Legal Description:	All of Labors 12, 13, 14, 15, 16, 17 & NW/4 of 18, League 133, Armstrong County School Land in Cochran County, Texas containing 1,111 acres of land.

Lease Agreement:	TX-520-000001-001
Lease Date:	12-30-1950
Lessor:	F.O. Masten
Lessee:	Cities Service Company
State/County:	Texas/Cochran
Recorded:	Book 10, Page 220
Legal Description:	All of Labors 2, 3, 4, 5, 6, 7, 8, 9, League 133, All of Labors 23, 24, 25, League 134, Armstrong County School Land in Cochran County, Texas containing 1,947 acres of land.

Lease Agreement:	TX-520-000002-001
Lease Date:	3-27-1978
Lessor:	Marvin W. Aday, et ux
Lessee:	Quasar Incorporated
State/County:	Texas/Cochran
Recorded:	Book 137, Page 340
Legal Description:	Tract 1: E/2 of Section 41; Tract 2: NW/4 of Section 40, Harrison & Brown Survey, Cochran County, Texas

3 Leases Listed

3

EXHIBIT "B"
Doral Energy Corp.
Purchase and Sale Agreement with Extended closing to April 21, 2009
Settlement Statement of Oil in Tanks as of March 1, 2009
Ratification and Extended Closing to May 29, 2009

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

March 23, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT DATED 1-15-2009

Re: Settlement Statement for Oil in Tanks as of 3-01-2009.

Gentlemen:

The Settlement Statement for oil remaining in the tanks as of 3-1-09 for the Miltex Acquisition is as follows:

Lease Name	Oil in Tanks(BBL)	Miltex NRI	After Tax Net Oil Price	Net Value of Oil in Tanks
Masten A	56	.6462425	$30.22	$ 1,093.65
Masten B	190	.6554425	$30.22	$ 3,763.42
Masten C	325	.7120225	$30.22	$ 6,993.13
Masten H	263	.7028225	$30.22	$ 5,585.93
Masten D	437	.6554425	$30.22	$ 8,655.87
Stanton	435	.75233	$30.22	$ 9,889.90
			Total Due:	**$ 35,981.90**

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

4